                                                                    Exhibit 10.1

                                                                  EXECUTION COPY

              SECOND AMENDED AND RESTATED SECURITYHOLDERS AGREEMENT
              -----------------------------------------------------

         This SECOND AMENDED AND RESTATED SECURITYHOLDERS AGREEMENT is dated as of March 15, 2002, by and among Muzak Holdings LLC (f/k/a ACN Holdings, LLC), a Delaware limited liability company (the "Company"); MEM Holdings, LLC ("MEM
                                         -------                        ---
Holdings"); AMFM Systems, Inc. ("AMFM"); BancAmerica Capital Investors I, L.P.
--------                         ----
("BACI"); New York Life Capital Partners, L.P. ("New York Life"); and The
  ----                                           -------------
Northwestern Mutual Life Insurance Company ("Northwestern").
                                             ------------

         WHEREAS, the Company, MEM Holdings and Capstar Broadcasting Corporation ("Capstar") entered into that certain Securityholders Agreement, dated as of
  -------
March 18, 1999 (the "Original Agreement");
                     ------------------

         WHEREAS, on November 1, 1999, Capstar transferred all of its Class A Units to CBC Acqusition Corp., Inc. (n/k/a AMFM), which succeeded to all rights and obligations of Capstar under the Original Agreement.

         WHEREAS, on September 14, 2000, the Company issued Class A-1 Units to New York Life and Northwestern and in connection with such issuance New York Life and Northwestern became parties to the Members Agreement and entered into the New Equityholders Agreement, dated as of September 14, 2000 (the "New
                                                                      ---
Equityholders Agreement") with the Company and MEM Holdings;
-----------------------

         WHEREAS, on October 18, 2000, the Company issued certain Preferred Units and Common Units to BACI, New York Life and Northwestern;

         WHEREAS, the Company, MEM Holdings, AMFM, BACI, New York Life and Northwestern entered into that certain Amended and Restated Securityholders Agreement, dated as of October 18, 2000 (the "First Amended and Restated
                                              --------------------------
Agreement");
---------

         WHEREAS, the Company and the Equityholders (as defined below) desire
(i) to amend and restate the First Amended and Restated Agreement in its entirety as set forth herein and (ii) to enter into this Agreement for the purposes, among others, of (a) establishing the composition of the Board (as defined below), (b) assuring continuity in the management and ownership of the Company and (c) limiting the manner and terms by which the Equityholder Units (as defined below) may be transferred;

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1.    Definitions.  As used herein, the following terms shall have the
               -----------
following meanings:


         "ABRY" means ABRY Broadcast Partners III, L.P., a Delaware limited
          ----
partnership.

         "ABRY Investor" means any of (i) MEM Holdings, (ii) a Section 10
          -------------
Assignee (as hereinafter defined) of an ABRY Investor, or (iii) any of their respective Permitted Transferees.

         "ABRY Management Services Agreement" means the Amended and Restated
          ----------------------------------
Management and Consulting Services Agreement, dated as of March 18, 1999, between ABRY Partners, LLC (as successor to ABRY Partners, Inc.) and Muzak, as amended, restated, supplemented or otherwise modified from time to time.

         "ABRY Units" means all Equityholder Units owned by any ABRY Investor.
          ----------

         "Affiliate" means, when used with reference to a specified Person, any
          ---------
Person that directly or indirectly controls or is controlled by or is under common control with the specified Person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise). With respect to any Person who is an individual, "Affiliates" shall also include, without limitation, any member of such individual's Family Group.

         "AMFM Investor" means any of (i) AMFM, (ii) a Section 10 Assignee (as
          -------------
hereinafter defined) of any AMFM Investor, (iii) any of their respective Permitted Transferees.

         "AMFM Units" means all Equityholder Units owned by any AMFM Investor.
          ----------

         "Board" means the Company's board of directors.
          -----

         "Board Observer" has the meaning set forth in Section 2(b) hereof.
          --------------

         "Business Day" means any day other than a Saturday, Sunday or any other
          ------------
day on which commercial banks in Charlotte, North Carolina or New York, New York are authorized or required by law or other governmental action to close.

         "Capstar Contribution Agreement" means the Contribution Agreement dated
          ------------------------------
as of February 19, 1999 between Capstar and the Company.

         "Class A Director" shall have the meaning ascribed to such term in the
          ----------------
LLC Agreement.

         "Class A Units" means the Company's Class A Units (as such term is
          -------------
defined in the LLC Agreement).

         "Class A-1 Units" means the Company's Class A-1 Units (as such term is
          ---------------
defined in the LLC Agreement).

         "Class B Units" means the Company's Class B Units (as such term is
          -------------
defined in the LLC Agreement).

         "Class B Director" shall have the meaning ascribed to such term in the
          ----------------
LLC Agreement.

         "Common Equityholder Units" means (i) all Common Units held, directly
          -------------------------
or indirectly, by the Equityholders, and (ii) all equity securities issued directly or indirectly with respect to any Common Units referred to in clause
(i) above by way of a unit or stock dividend or other distribution, or unit or stock split, or in connection with a combination of units or shares, recapitalization, merger, consolidation or other reorganization. As to any particular units or shares constituting Common Equityholder Units, such units or shares will cease to be Common Equityholder Units when they have been Transferred in a Public Sale.

         "Common Investment Units" shall have the meaning ascribed to such term
          -----------------------
in the LLC Agreement.

         "Common Units" means collectively the Common Investment Units, the
          ------------
Class B Units and any other equity securities of the Company which is not limited to a fixed sum or percentage of par value or stated value in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the issuer of such securities (including, by way of example and without limitation, the common stock of any Successor Corporation (as herein defined)).

         "Distributions" has the meaning which the LLC Agreement assigns to that
          -------------
term.

         "Equityholder Units" means, collectively, the Common Equityholder Units
          ------------------
and the Preferred Equityholder Units.

         "Equityholders" means collectively the ABRY Investors, the AMFM
          -------------
Investors and the Preferred Investors.

         "Family Group" means, with respect to any Person who is an individual,
          ------------
(i) such Person's spouse, former spouse, ancestors and descendants (whether natural or adopted), parents and their descendants and any spouse of the foregoing persons (collectively, "relatives") or (ii) the trustee, fiduciary or personal representative of such Person and any trust solely for the benefit of such Person and/or such Person's relatives.

         "Independent Third Party" means any Person who, immediately prior to
          -----------------------
the contemplated transaction, does not own in excess of 5% of the number of Common Units on a fully diluted basis (a "5% Owner"), who is not an Affiliate of
                                          --------
any such 5% Owner and who is not the spouse or descendant (by birth or adoption) of any such 5% Owner or a trust for the benefit of any such 5% Owner and any/or such other Persons.

         "LLC Agreement" means the Fourth Amended and Restated Limited Liability
          -------------
Company Agreement of the Company, dated as of March 15, 2002, as amended, restated, supplemented or otherwise modified from time to time.

         "Majority in Voting Interest" has the meaning which the LLC Agreement
          ---------------------------
assigns to that term.

         "Members Agreement" means the Second Amended and Restated Members
          -----------------
Agreement, dated as of October 18, 2000, among the Company, MEM Holdings and the other equityholders of the Company named therein, as amended, restated, supplemented or otherwise modified from time to time.

         "Muzak" means Muzak, LLC, a Delaware limited liability company, the
          -----
successor entity to the merger of Muzak Limited Partnership with and into Audio Communications Network, LLC (f/k/a ACN Operating, LLC) and a wholly-owned subsidiary of the Company.

         "Other Investors" means, collectively, the AMFM Investors and the
          ---------------
Preferred Investors.

         "Permitted Transferee" has the meaning set forth in Section 5(d)(iii)
          --------------------
hereof.

         "Permitted Sponsor Subordinated Debt" has the meaning set forth in the
          -----------------------------------
Preferred Unit Purchase Agreement.

         "Person" means an individual, a partnership, a corporation, a limited
          ------
liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, a governmental entity or any department, agency or political subdivision thereof or any other entity or organization.

         "Preferred Default" means a Class A Default or a Class B Default, each
          -----------------
as defined in the Preferred Unit Purchase Agreement.

         "Preferred Equityholder Units" means (i) all Preferred Units held,
          ----------------------------
directly or indirectly, by the Equityholders, and (ii) all equity securities issued directly or indirectly with respect to any Preferred Units referred to in clause (i) above by way of a unit or stock dividend or other distribution, or unit or stock split, or in connection with a combination of units or shares, recapitalization, merger, consolidation or other reorganization. As to any particular units or shares constituting Preferred Equityholder Units, such units or shares will cease to be Preferred Equityholder Units when they have been Transferred in a Public Sale.

         "Preferred Investor" means any of (i) BACI, New York Life or
          ------------------
Northwestern, (ii) a Section 10 Assignee (as hereinafter defined) of BACI, New York Life or Northwestern or (iii) any of their respective Permitted Transferees.

         "Preferred Investor Units" means all Equityholder Units owned by any
          ------------------------
Preferred Investor.

         "Preferred Unit Purchase Agreement" means the Securities Purchase
          ---------------------------------
Agreement, dated as of October 18, 2000, by and among the Company and the Preferred Investors as amended, restated, supplemented or otherwise modified from time to time.

         "Preferred Units" has the meaning which the LLC Agreement assigns to
          ---------------
that term.

         "Public Offering" means an underwritten public offering and sale of
          ---------------
Common Units pursuant to an effective registration statement under the Securities Act; provided that a Public Offering shall not include an offering made in connection with a business acquisition or combination pursuant to a registration statement on Form S-4 or any similar form, or an employee benefit plan pursuant to a registration statement on Form S-8 or any similar form.

         "Public Sale" means any sale of Equityholder Units to the public
          -----------
pursuant to an offering registered under the Securities Act or, after the consummation of an initial Public Offering, to the public pursuant to the provisions of Rule 144 (or any similar rule or rules then in effect) under the Securities Act.

         "Qualified Public Offering" means the sale in a public offering
          -------------------------
registered under the Securities Act of Common Units of the Company or any of its successors (i) providing net proceeds to the Company or any of its successors and the selling equity holders of at least $25,000,000 or (ii) where at least 25% (determined after such offering) of the outstanding Common Units of the Company or any of its successors have been sold in such sale.

         "Registration Agreement" means the Second Amended and Restated
          ----------------------
Registration Agreement dated as of October 18, 2000 by and among the Company and the securityholders named therein, as amended, restated, supplemented or otherwise modified from time to time.

         "Securities Act" means the Securities Act of 1933, as amended.
          --------------

         "Subsidiary" means, with respect to any Person, any corporation,
          ----------
partnership, limited liability company, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, limited liability company, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, limited liability company, association or other business entity if such Person or Persons shall be allocated a majority of partnership, limited liability Company, Association or other business entity gains or losses or shall be or control the managing director, managing member, manager or a general partner of such partnership, limited liability company, association or other business entity.

         "Transfer" means any direct or indirect sale, transfer, assignment,
          --------
pledge or other disposition.

         "Unpaid Series A Preferred Return" has the meaning which the LLC
          --------------------------------
Agreement assigns to that term.

         "Unpaid Yield" has the meaning which the LLC Agreement assigns to that
          ------------
term.

         "Unreturned Common Investment Unit Capital Value" has the meaning which
          -----------------------------------------------
the LLC Agreement assigns to that term.

         "Unreturned Series A Preferred Unit Capital Value" has the meaning
          ------------------------------------------------
which the LLC Agreement assigns to that term.

         2.    Board of Directors.
               ------------------

         (a) To the extent permitted by law, each Equityholder shall vote all voting securities of the Company over which such Equityholder has voting control, and shall take all other reasonably necessary or desirable actions within such Equityholder's control (whether in such Equityholder's capacity as a equityholder, director, member of a board committee or officer of the Company or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary and desirable actions within its control (including, without limitation, call special board and equityholder or member meetings), so that:

               (i) at any time no Class A Default is continuing, holders of record of a majority of the ABRY Units will designate a number of directors of the Board (whether Class A Directors and/or Class B Directors or otherwise) which possess a majority of the votes of the Board (each an "ABRY Director");
                         -------------

               (ii) if a Class A Default is continuing, holders of record of a majority of the ABRY Units will designate a number of directors of the Board (whether Class A Directors and/or Class B Directors or otherwise) which possess the number of the votes of the Board equal to the largest whole number that is less than 50% of the number of votes entitled to be cast by the members of the Board (also, each an "ABRY Director");
                                                             -------------

               (iii) so long as the AMFM Investors own a majority of the number of Equityholder Units issued to Capstar pursuant to the Capstar Contribution Agreement (such number to be appropriately adjusted for any split, reverse split, dividend or other subdivision, combination or restructuring of Common Units after the date hereof), holders of record of a majority of the AMFM Units shall have the right to designate two Class B Directors of the Board (each, an "AMFM Director") or, if
                                                   -------------
         applicable, at any time upon the written request of the holders of record of a majority of the AMFM Units to the ABRY Investors, such greater number of Class B Directors of the Board (any such additional Class B Director, also an "AMFM Director") as is necessary so that all
                                    -------------
         of the then AMFM Directors possess a percentage of the votes of the then Board (other than the votes entitled to be cast by the Preferred Directors, if any) approximately equal to the percentage of then outstanding voting Common Units then owned by the AMFM Investors; provided that any individual designated as an AMFM Director must be
         --------
         approved by the holder(s) of record of a majority of the ABRY Units, which approval shall not be unreasonably withheld; provided, further,
                                                            --------  -------
         that Randall Mays and Julie Hill shall be deemed approved by the holders of the ABRY Units (the provisions of this clause (iii) shall terminate on the date the AMFM Investors cease to own a majority of the number of Equityholder Units issued to Capstar pursuant to the Capstar Contribution Agreement (such number to be appropriately adjusted for any split, reverse split, dividend or other subdivision, combination or restructuring of Common Units after the date hereof));

                  (iv) so long as the AMFM Investors own at least twenty percent (20%), but less than a majority of, the number of Equityholder Units issued to Capstar pursuant to the Capstar Contribution Agreement (such numbers to be appropriately adjusted for any split, reverse split, dividend or other subdivision, combination or restructuring of Common Units after the date hereof), holders of record of a majority of the AMFM Units shall have the right to designate one Class B Director of the Board (also, a "AMFM Director") or, if applicable, at any time upon
                             -------------
         the written request of the holders of record of a majority of the AMFM Units to the ABRY Investors, such greater number of Class B Directors of the Board (any such additional Class B Director, also an "AMFM
                                                                      ----
         Director") as is necessary so that all of the then AMFM Directors
         --------
         possess a percentage of the votes of the then Board (other than the votes entitled to be cast by the Preferred Directors, if any,) approximately equal to the percentage of then outstanding voting Common Units then owned by the AMFM Investors; provided that any individual designated as an AMFM Director must be approved by the holder(s) of record of a majority of the ABRY Units, which approval shall not be unreasonably withheld; provided, further, that Randall Mays and Julie
                                --------  -------
         Hill shall be deemed approved by the holders of the ABRY Units (the provisions of this clause (iv) shall terminate on the date the AMFM Investors cease to own at least twenty percent (20%) of the number of Equityholder Units issued to Capstar pursuant to the Capstar Contribution Agreement (such number to be appropriately adjusted for any split, reverse split, dividend or other subdivision, combination or restructuring of Common Units after the date hereof));

                  (v) upon the occurrence of and during the continuance of a Preferred Default, so long as the Preferred Investors own at least twenty percent (20%) of the number of Preferred Equityholder Units issued to the Preferred Investors pursuant to the Preferred Unit Purchase Agreement (such number to be appropriately adjusted for any split, reverse split, dividend or other subdivision, combination or restructuring of Preferred Equityholder Units after the date hereof), BACI and New York Life shall each have the right to designate one member of the Board (each, a "Preferred Director"), which Preferred
                                       ------------------
         Directors shall each be (A) Class A Directors if such Preferred Default is a Class A Default (as defined in the Preferred Unit Purchase Agreement) or (B) Class B Directors if such Preferred Default is a Class B Default (as defined in the Preferred Unit Purchase Agreement) and no Class A Default is then continuing; provided, that (1) if upon
                                                    --------
         cure or waiver of any Class A Default, a Class B Default is continuing, the Preferred Directors shall cease to be Class A Directors and shall become Class B Directors; (2) any individual designated as a Preferred Director, other than an employee or officer of BACI or New York Life, must be approved by the holder(s) of record of a majority of the ABRY Units, which approval shall not be unreasonably withheld; and (3) any individual acting as a Board Observer (as defined in Section 2(b)) for BACI or New York Life at the time of the Preferred Default shall be deemed approved by the holders of the ABRY Units (the provisions of this clause (v) shall terminate on the date the Preferred Investors cease to own at least 20% of the number of Equityholder Units issued to the Preferred Investors pursuant to the Preferred Unit Purchase Agreement (such number to be appropriately adjusted for any split, reverse split, dividend or other subdivision, combination or restructuring of Preferred Equityholder Units after the date hereof));

               (vi)   any director designated pursuant to clause (i), (ii),
         (iii) (iv), or (v) above shall be removed from the Board (with or without cause) at the written request of the Equityholder or Equityholders which have the right to designate such director hereunder, but only upon such written request and under no other circumstances (in each case, determined on the basis specified in clause (i), (ii), (iii), (iv) or (v) above, as the case may be);

               (vii) in the event that any director designated hereunder for any reason ceases to serve as a member of the Board during such director's term of office, the resulting vacancy on the Board shall be filled by a director designated by the Equityholders referred to in clause (i), (ii), (iii), (iv) or (v) above, as the case may be; and

               (viii) if, within a reasonable period of time, any Equityholder(s) fail to designate in writing a representative to fill a director position pursuant to the terms of this Section 2, and such failure shall continue for more than 30 days after notice from the Company to such Equityholder(s) with respect to such failure, the election of an individual to such director position shall be accomplished in accordance with the LLC Agreement and applicable law; provided that such individual shall be removed from such director
         --------
         position if such Equityholder(s) so direct.

         (b)   Board Observers. So long as the Preferred Investors own any
               ---------------
Units, BACI, New York Life and Northwestern may each select one representative to attend all meetings of the Board and each committee thereof, including telephonic meetings, as an observer (each a "Board Observer"). The Company shall
                                             --------------
give BACI, New York Life and Northwestern written notice of each meeting of the Board and committees thereof at the same time and in the same manner as notice is given to the directors; provided, that the failure of the Company to provide
                           --------
such a notice shall not affect the validity of any action taken at that meeting or constitute a Preferred Default. Such Board Observers shall also be provided with all written materials and other information (including minutes of meetings) given to directors in connection with such meetings and any proposed written consents of the Board at the same time such materials and information are given to the directors. If the Company proposes to take any action by written consent in lieu of a meeting of its Board, the Company shall give a copy thereof to BACI, New York Life and Northwestern within three (3) Business Days following the effective date of such consent; provided, that the failure of the Company to
                                    --------
provide copies of any written consent shall not affect the validity of any action taken in that written consent. Notwithstanding anything herein, the Company shall have the right not to provide information and to exclude a Board Observer from any meeting or portion thereof if delivery of such information or attendance at such meeting by such Board Observer (i) would result in disclosure of trade secrets to such Board Observer; (ii) would adversely affect the attorney-client privilege between the Company and its counsel (upon advice from such counsel); (iii) would materially impair deliberations by the Board because of a conflict of interest between the Company or any of its Subsidiaries and the party who appointed such Board Observer; or (iv) upon advice from counsel that such exclusion or failure to provide information is reasonably necessary to preserve legal or evidentiary privilege with respect to a material matter. Such Board Observers shall not disclose any confidential information disclosed at a board meeting or in connection with any written consent of the Board and, if requested by the Company as a condition to attend any meeting or to the delivery of any materials, shall execute a confidentiality agreement in the form customarily executed by other members of the Board.

         (c) In the event that, at any time, any provision of the LLC Agreement is inconsistent with the requirements of any provision of this Section 2, the Equityholders shall take such action as may be necessary and is within their legal rights to amend any such provision in the LLC Agreement to conform with such requirements.

         (d) None of the terms or provisions hereof shall be deemed to limit the ability of the agents or lenders under the "Senior Loan Documents" (as defined in the Preferred Unit Purchase Agreement) to exercise any and all rights and remedies available at law, in equity or under the Senior Loan Documents upon the occurrence of an Event of Default resulting from a Change of Control (as each such term is defined in the Senior Loan Agreement).

         3.    Conflicting Agreements. Each Equityholder represents that such
               ----------------------
Equityholder has not granted and is not a party to any proxy, voting trust or other agreement which is inconsistent with or conflicts with the provisions of this Agreement, and no holder of Equityholder Units shall grant any proxy or become party to any voting trust or other agreement which is inconsistent with or conflicts with the provisions of this Agreement.

         4.    Restrictions on Transactions with Affiliates. Except (a) for
               --------------------------------------------
transactions contemplated by the ABRY Management Services Agreement, (b) for transactions contemplated by the Preferred Unit Purchase Agreement, (c) for transactions related to Permitted Sponsor Subordinated Debt and (d) in connection with the issuance of equity securities of the Company, after the date hereof, the Company will not, and will not permit any of its Subsidiaries to, enter into any material transactions with any Equityholder or any employee, officer, director or Affiliate (other than David Unger, Joseph Koff, the Company or any of the Company's Subsidiaries) of any Equityholder on any basis less favorable, in all material respects, to the Company or its Subsidiary, as the case may be, than would be the case in an arms-length transaction with an unrelated third party, unless such transaction has been approved by a majority of the votes of the directors of the Board without a conflict of interest in such transaction.

         5.    Restrictions on Transfer of Equityholder Units.
               ----------------------------------------------

         (a)   General Restrictions. Subject to Article XI of the LLC Agreement,
               --------------------
an Equityholder may Transfer Equityholder Units only (i) in Public Sales, (ii) if such Equityholder has complied with the terms and requirements of Sections 5(b) and 5(c), to the extent applicable, or if such Equityholder is exercising a participation right granted to such Equityholder pursuant to Section 5(c), then to any Person, provided, that such Person shall have complied with the
               -------
requirements of Section 5(d)(iii), or (iii) pursuant to an Approved Company Sale (as herein defined).

         (b)   Right of First Offer granted to the ABRY Investors and the AMFM
               -----------------------------------------------------------------
Investors.  Subject to Section 5(d)(i):
---------
               (i)  If at any time any ABRY Investor (a "Selling ABRY Investor")
                                                         ---------------------
         or any AMFM Investor (a "Selling AMFM Investor") proposes to Transfer
                                  ---------------------
         any Equityholder Units or any Preferred Investor (a "Selling Preferred
                                                              -----------------
         Investor" and, together with each Selling ABRY Investor and each
         --------
         Selling AMFM Investor, a "Selling Holder") proposes to Transfer
                                   --------------
         any Common Equityholder Units (other than, in the case of each Selling Holder, pursuant to a Public Sale, pursuant to an Approved Company Sale, if such Selling Holder is exercising a participation right granted to such Selling Holder pursuant to Section 5(c), or if any ABRY Investor is assigning rights to any Other Investor pursuant to Section 12 hereof), then such Selling Holder will, not fewer than fifteen (15) Business Days prior to making such Transfer, give notice (the "Proposed
                                                                        --------
         Transfer Notice"), (A) if the Selling Holder is an ABRY Investor, then
         ---------------
         to each of the AMFM Investors, (B) if the Selling Holder is an AMFM Investor, then to each of the ABRY Investors, or (C) if the Selling Holder is a Preferred Investor, then to each of the ABRY Investors and the AMFM Investors, specifying the Equityholder Units proposed to be Transferred (the "Offered Units").
                           -------------

                  (ii) At any time within ten (10) Business Days after delivery of the Proposed Transfer Notice (the "Exercise Period") (A) if
                                                        ---------------
         the Selling Holder is an ABRY Investor, then holders of a majority of the then outstanding number of AMFM Units, (B) if the Selling Holder is an AMFM Investor, then holders of a majority of the then outstanding number of ABRY Units or (C) if the Selling Holder is a Preferred Investor, then holders of a majority of the then outstanding number of AMFM Units and holders of a majority of the then outstanding number of ABRY Units (in any case, the "Offering Holders") may each notify the
                                       ----------------
         Selling Holder in writing of their offer (the "Offer") to purchase all
                                                        -----
         of the Offered Units and the price (the "Offered Price") and the other
                                                  -------------
         terms and conditions upon which such Offering Holder(s) proposes to purchase such Offered Units (such offer must be solely for cash) (the "Offer Notice"). The Offer Notice will constitute an irrevocable offer
          ------------
         by the Offering Holder(s) to acquire the Offered Units from the Selling Holder at the Offered Price and on the terms specified in the Offer Notice.

                  (iii) At any time during the 60 day period commencing upon the expiration of the Exercise Period, the Selling Holder may:

                         (A) if an Offer Notice has been delivered to the Selling Holder during the applicable Exercise Period, then

                               (x) deliver notice (1) to any Offering Holders accepting the applicable Offer from such Offering Holder(s) (the "Acceptance Notice"); provided, that the
                                         -----------------    --------
                         Selling Holder shall not accept any Offer unless it also accepts all other Offers made at an equal or higher price and (2) to each other Offering Holder whose Offer is not being accepted, a copy of such Acceptance Notice, in which case each such Offering Holder shall have the right, by delivery of written notice (the "Matching Notice") to the Selling Holder
                                      ---------------
                         within five (5) Business Days after receipt of the copy of the Acceptance Notice from the Selling Holder, to match the terms of the Offer that has been accepted pursuant to such Acceptance Notice, and upon receipt of a Matching Notice, the Selling Holder shall be obligated to sell a portion of the Offered Units to the Offering Holder having delivered the Matching Notice (the "Matching Holder"), as set forth below;
                               ---------------

                             (y) provided the Selling Holder has also complied
                        with any applicable provisions of Section 5(c), Transfer all (unless reduced pursuant to the exercise of rights granted to other Equityholders in Section 5(c) and/or, if applicable, to other equityholders of the Company in the Members Agreement) of the Offered Units, at a price which is greater than the highest price specified in Offer Notices and on other terms and conditions which are not in the aggregate more favorable to the transferee thereof than those specified in the Offer Notice specifying the highest price, to any Person(s), or

                        (B) if an Offer Notice has not been delivered to the Selling Holder during the applicable Exercise Period, then, provided the Selling Holder has also complied with any applicable provisions of Section 5(c), Transfer all (unless reduced pursuant to the exercise of rights granted to other Equityholders in Section 5(c) and/or, if applicable, to other equityholders of the Company in the Members Agreement) of the Offered Units to any Person(s).

                  (iv) Subject to Section 5(b)(viii) hereof, upon the proper delivery of an Acceptance Notice, each Offering Holder whose Offer was accepted by such Acceptance Notice, each Matching Holder and the Selling Holder shall be firmly bound to consummate the purchase and sale of all of the Offered Units (subject to adjustment as provided in
         Section 5(b)(viii)) in accordance with the terms hereof and the applicable Proposed Transfer Notice, Offer Notice, Acceptance Notice and Matching Notice, if any. Subject to the provisions hereof (including Section 5(b)(viii)), within sixty (60) days after the Offering Holders' receipt of the applicable Acceptance Notice, each Offering Holder whose offer was accepted and the Matching Holders, if any, (collectively "Buying Holders") shall purchase, pro rata based on
                             --------------
         the number of Common Units each Buying Holder owns divided by the total number of Common Units owned by all of the Buying Holders, and the Selling Holder shall sell all of the Offered Units (subject to adjustment as provided in Section 5(b)(vii)) at a mutually agreeable time and place (the "Offered Units Closing").
                              ---------------------

                  (v) At the Offered Units Closing, the Selling Holder shall deliver to the Buying Holder certificates representing the Offered Units (if certificated) to be purchased by such Buying Holder, duly endorsed with signature guaranteed, and each Buying Holder shall deliver to the Selling Holder the Offered Price by wire transfer of immediately available funds to an account designated by such Selling Holder.

                  (vi) Any Offered Units not Transferred within the applicable time periods specified above will again be subject to the provisions of this Section 5(b) upon any subsequent proposed Transfer.

                  (vii) The AMFM Investors and the Preferred Investors (collectively the "Other Investors") hereby acknowledge and agree that
                            ---------------
         in connection with any Transfer of Equityholder Units from any ABRY Investor(s) to any Other Investor (including pursuant to this Section 5(b)), such ABRY Investor(s) must offer the Non-ABRY Members (as such term is defined in the Members Agreement) the right to participate in such Transfer pursuant to the terms of Sections 1(b), 1(c) and 1(d) of the Members Agreement and the applicable Other

         Investors will include in any such Transfer any Securities (as such term is defined in the Members Agreement) that such Non-ABRY Members elect to include in such Transfer pursuant to Sections 1(b), 1(c) and 1(d) of the Members Agreement.

                  (viii) The provisions of this Section 5(b) shall terminate upon the consummation of a Qualified Public Offering.

         (c)      Participation Rights.  Subject to Section 5(d)(i):
                  --------------------

                  (i)    Participation Rights in a Sale by ABRY Investors. In
                         ------------------------------------------------
         the event of a Transfer of Equityholder Units by any ABRY Investor (a "Selling ABRY Investor") (other than pursuant to a Public Sale or
          ---------------------
         pursuant to an Approved Company Sale), at least 15 Business Days prior to such Transfer, such Selling ABRY Investor will deliver a written notice (the "ABRY Sale Notice") to the Other Investors specifying in
                      ----------------
         reasonable detail the Equityholder Units to be sold, the terms and conditions of the Transfer and the identity of the proposed transferee(s). Subject to Section 5(c)(iii), such Other Investors may elect to participate in the contemplated Transfer by delivering written notice to such Selling ABRY Investor within 10 Business Days after delivery of the applicable ABRY Sale Notice. If any Other Investor has elected to participate in such Transfer, each such Other Investor will be entitled to include in the contemplated Transfer, at the same price and on the same terms (subject to Sections 5(c)(iv) and 5(c)(v)), (1) a number of Common Equityholder Units (regardless of the class thereof) equal to the product of (x) the quotient determined by dividing the number of such Common Equityholder Units (regardless of the class thereof) on a fully diluted basis, held by such Other Investor by the aggregate number of Common Equityholder Units, on a fully diluted basis, owned by the Other Investors participating in such Transfer and the Selling ABRY Investor and (y) the number of Common Equityholder Units (regardless of the class thereof) to be sold in the contemplated Transfer; and (2) a number of Preferred Equityholder Units of the class described in the ABRY Sale Notice equal to the product of (x) the quotient determined by dividing the number of Preferred Equityholder Units of such class on a fully diluted basis, held by such Other Investor by the aggregate number of Preferred Equityholder Units of such class, on a fully diluted basis, owned by the Other Investors participating in such Transfer and the Selling ABRY Investor and (y) the number of Preferred Equityholder Units of such class, if any, to be sold in the contemplated Transfer

                  For example, if the ABRY Sale Notice contemplated a sale of
                  -----------
                  100 Class A Units in the aggregate by certain of the ABRY Investors, and if the Selling ABRY Investor at such time own 80% of all Class A Units (on a fully diluted basis) and if one Other Investor elects to participate and owns 5% of all Class A Units and if no Class B Units are then outstanding, such Other Investor would be entitled to sell 6 Class A Units (5% / 85% x 100 Common Units).

         Any ABRY Investor Transferring Equityholder Units pursuant to this
         Section 5(c)(i) shall use its best efforts to obtain the agreement of the prospective Transferee(s) to the participation of the Other Investors in any contemplated Transfer, and such ABRY Investor shall not Transfer any of its Equityholder Units to the prospective Transferee(s) if the prospective Transferee(s) declines to allow the participation of the Other Investors as contemplated by this Section 5(c)(i).

                  (ii)  Participation Rights in a Sale by AMFM Investors. In the
                        ------------------------------------------------
         event of a Transfer of Equityholder Units by any AMFM Investor (a "Selling AMFM Investor") (other than pursuant to a Public Sale, or
          ---------------------
         pursuant to an Approved Company Sale), at least 15 Business Days prior to such Transfer, such Selling AMFM Investor will deliver a written notice (the "AMFM Sale Notice") to the ABRY Investors and the Preferred
                      ----------------
         Investors specifying in reasonable detail the Equityholder Units to be sold, the terms and conditions of the Transfer and the identity of the proposed transferee(s). Subject to Section 5(c)(iii), such Preferred Investors and, unless the proposed transferee is an ABRY Investor, the ABRY Investors may elect to participate in the contemplated Transfer by delivering written notice to such Selling AMFM Investor within 10 Business Days after delivery of the applicable AMFM Sale Notice. If any ABRY Investor or Preferred Investor has elected to participate in such Transfer, each such ABRY Investor or Preferred Investor will be entitled to include in the contemplated Transfer, at the same price and on the same terms (subject to Sections 5(c)(iv) and 5(c)(v)), (1) a number of Common Equityholder Units (regardless of the class thereof) equal to the product of (x) the quotient determined by dividing the number of such Common Equityholder Units (regardless of the class thereof) on a fully diluted basis, held by such ABRY Investor or Preferred Investor by the aggregate number of Common Equityholder Units, on a fully diluted basis, owned by the ABRY Investors and Preferred Investors participating in such Transfer and the Selling AMFM Investor and (y) the number of Common Equityholder Units (regardless of the class thereof) to be sold in the contemplated Transfer; and (2) a number of Preferred Equityholder Units of the class described in the AMFM Sale Notice equal to the product of (x) the quotient determined by dividing the number of Preferred Equityholder Units of such class on a fully diluted basis, held by such ABRY Investor or Preferred Investor by the aggregate number of Preferred Equityholder Units of such class, on a fully diluted basis, owned by the ABRY Investors and Preferred Investors participating in such Transfer and the Selling AMFM Investor and (y) the number of Preferred Equityholder Units of such class, if any, to be sold in the contemplated Transfer. Any AMFM Investor Transferring Equityholder Units pursuant to this Section 5(c)(ii) shall use its best efforts to obtain the agreement of the prospective Transferee(s) to the participation of the ABRY Investors and Preferred Investors in any contemplated Transfer, and such AMFM Investor shall not Transfer any of its Equityholder Units to the prospective Transferee(s) if the prospective Transferee(s) declines to allow the participation of the ABRY Investors or Preferred Investors as contemplated by this Section 5(c)(ii).

                  (iii) Limitations on Participation Rights. An Equityholder may
                        -----------------------------------
         exercise its participation rights in accordance with Section 5(c)(i) or
         Section 5(c)(ii), as the case may be; provided, that no Class B Unit
                                               --------
         may be included by any Equityholder participating in any Transfer pursuant to Section 5(c) unless the aggregate purchase price to be paid for all Common Investment Units to be included by the applicable Selling ABRY Investor, or Selling AMFM Investor in such Transfer is equal to or greater than the aggregate Unpaid Yield and Unreturned Common Investment Unit Capital Value for such Common Investment Units to be included by such Selling ABRY Investor or Selling AMFM Investor.

                (iv) Allocation of Transfer Price. In any event, each Person
                     ----------------------------
         Transferring Equityholder Units pursuant to Section 5(c)(i) or Section 5(c)(ii) shall receive, in exchange for the Equityholder Units to be Transferred by such Person, the same portion of the aggregate consideration from the aggregate Transfer that such Person would have received if such aggregate consideration had been distributed by the Company pursuant to Section 7.1 of, subject to Sections 7.2 and 7.3 of, the LLC Agreement as in effect immediately prior to the Transfer and the Equityholder Units included in such Transfer constituted all of the outstanding Equityholder Units of the Company at such time.

                (v)  Termination of Participation Rights. The provisions of this
                     -----------------------------------
         Section 5(c) shall terminate upon the consummation of an initial Public Offering.

         (d)      Permitted Transfers.
                  -------------------

                (i) The restrictions contained in Sections 5(a), 5(b) and 5(c) shall not apply with respect to any Transfer of Equityholder Units by any Equityholder (A) in the case of an individual Equityholder, pursuant to applicable laws of descent and distribution or to any member of such Equityholder's Family Group, (B) in the case of a non-individual Equityholder, to its employees, consultants and Affiliates, or (C) in addition to the rights granted in clause (B) above, in the case of ABRY (if it becomes a Permitted Transferee), in a pro rata distribution to its partners; provided, in each case, that any
                                                --------
         such transferee shall have complied with the requirements of Section 5(d)(ii).

                (ii) Prior to any proposed transferee's acquisition of Equityholder Units pursuant to a Transfer permitted by Section 5(a)(ii) or Section 5(d)(i), such proposed transferee must agree to take such Equityholder Units subject to and to be fully bound by the terms of this Agreement applicable to such Equityholder Units by executing a joinder to this Agreement substantially in the form attached hereto as Exhibit A and delivering such executed joinder to the Secretary of the
         ---------
         Company prior to the effectiveness of such Transfer (unless such Transfer is pursuant to applicable laws of descent and distribution, in which case, such executed joinder shall be delivered to the Secretary of the Company as soon as reasonably possible after such Transfer). All transferees acquiring Equityholder Units and executing a joinder in compliance with this Section 5(d)(ii) are collectively referred to herein as "Permitted Transferees".
                    ---------------------

         (e) If (i) any Transfer occurs of a majority interest in the common equity securities of a Equityholder, other than a Preferred Investor, owning Equityholder Units to a transferee(s) that is not an Affiliate of such Equityholder, or (ii) any Equityholder Transfers Equityholder Units to an Affiliate and an event occurs which causes such Affiliate to cease to be an Affiliate of such Equityholder, such event or Transfer shall be deemed a Transfer of Equityholder Units subject to all of the restrictions on Transfers of Equityholder Units set forth in this Agreement, including without limitation, this Section 5; provided, that no transfer of Equityholder Units shall be deemed
                --------
to occur hereunder by virtue of the issuance and distribution of additional common equity securities of an Equityholder pursuant to an underwritten public offering.

         6.     Approved Company Sale.
                ---------------------

         (a) If the Board and a Majority in Voting Interest approve a sale of all or substantially all of the Company's assets determined on a consolidated basis or a sale of all (or a lesser percentage, if the acquiring Person(s) reasonably requests for accounting or tax reasons) of the Company's outstanding Common Units (in either case, whether by merger, recapitalization, consolidation, reorganization, combination or otherwise) or any other transaction which has the same effect as any of the foregoing to an Independent Third Party or group of Independent Third Parties (each such sale or transaction, an "Approved Company Sale"), then each holder of Equityholder Units
                 ---------------------
will consent to and raise no objections against the Approved Company Sale. If the Approved Company Sale is structured as a merger or consolidation, then each holder of Equityholder Units shall waive any dissenters rights, appraisal rights or similar rights in connection with such merger or consolidation. If the Approved Company Sale is structured as a Transfer of Equityholder Units, then subject to the following sentence each holder of Equityholder Units shall agree to sell all of his or its Equityholder Units and rights to acquire Equityholder Units on the terms and conditions approved by the Board and a Majority in Voting Interest. Each holder of Equityholder Units shall take all necessary or desirable actions in connection with the consummation of an Approved Company Sale as requested by the Board, including, without limitation, executing a sale contract pursuant to which each ABRY Investor and each AMFM Investor will severally (but not jointly) make the same representations, warranties and indemnities regarding the Company and its assets, liabilities and business (collectively, the "Company Reps") and each holder of Equityholder Units will
                    ------------
severally (but not jointly) make such representations and warranties concerning such holder and the Equityholder Units to be sold by it or him as may be set forth in any agreement approved by the Board; provided, that if any holder of
                                              --------
Equityholder Units pays any amount in connection with any claim under the Company Reps by the purchaser or purchasers in such Approved Company Sale (a "Company Loss"), then each other holder of Equityholder Units will
 ------------
simultaneously contribute to such holder of Equityholder Units an amount equal to such contributing holder's pro rata share (based upon the amount of consideration received in such Approved Company Sale with respect to Common Equityholder Units) of such Company Loss; provided further, that a holder of
                                          -------- -------
Equityholder Units shall be required to make the Company Reps only if the sale contract which such holder is required to sign provides that such holder's maximum liability for any breach of the Company Reps shall be the purchase price received by such holder for the sale of its Equityholder Units.

         (b) The obligations of the holders of Equityholder Units pursuant to
Section 6(a) are subject to the satisfaction of the following conditions: (i) unless the holders of at least sixty percent (60%) of the Preferred Equityholder Units agree otherwise, the aggregate consideration to be received in respect of the Preferred Units shall be in immediately available funds in an amount not less than the aggregate Unpaid Series A Preferred Return plus the Unreturned Series A Preferred Unit Capital Value; (ii) upon the consummation of the Approved Company Sale, each holder of Equityholder Units shall receive the same form of consideration, except as necessary to comply with the provisos set forth below, and the same portion of the aggregate consideration such holder would have received if such aggregate consideration had been distributed by the Company pursuant to Section 7.1 of, subject to Sections 7.2 and 7.3 of, the LLC Agreement as in effect immediately prior to the consummation of the Approved Company Sale (and, if less than all of the outstanding Common Units are being sold in the Approved Company Sale, then the form and portions of aggregate consideration shall be determined as if the Equityholder Units included in the Approved Company Sale were all of the outstanding Common Units then outstanding); (iii) except as necessary to comply with the proviso set forth below, if any holders of Common Equityholder Units are given an option as to the form and amount of consideration to be received, each holder of Common Equityholder Units shall be given the same option; and (iv) each holder of then currently exercisable rights to acquire Equityholder Units shall be given an opportunity to exercise such rights prior to the consummation of the Approved Company Sale and participate in such sale as a holder of such Equityholder Units; provided, that notwithstanding
                                                  --------
clauses (i) - (iv) above, if all or part of the consideration that would otherwise be paid to any holder of Common Equityholder Units issued pursuant to the Preferred Unit Purchase Agreement is not cash, then such holder will have the right to elect to receive, in lieu of such non-cash consideration, cash in an amount equal to the market value of such non-cash consideration (it is understood that notwithstanding clause (iii) above, the right to make such an election may not be provided to other holders). If all or any part of the consideration that would otherwise be paid to any holder of Common Equityholder Units issued pursuant to the Preferred Unit Purchase Agreement is not cash, then such holder shall have the right to make the election described in the foregoing proviso by giving written notice to the Company to that effect within ten (10) Business Days after such holder receives written notice from the Company describing in reasonable detail such non-cash consideration and setting forth the Company's good faith estimate of the market value thereof, and such election (or lack thereof) will be binding on any subsequent holder of such Common Equityholder Units issued pursuant to the Preferred Unit Purchase Agreement as to the Approved Company Sale in question.

     (c) If the Board, the Company or any of the holders of Equityholder Units enter into any negotiation or transaction for which Rule 506 under the Securities Act (or any similar rule then in effect) promulgated by the Securities Exchange Commission may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), each holder of Equityholder Units who is not an "accredited investor," as that term is defined in Regulation D as promulgated under the Securities Act, will, at the request of the Company, appoint either a purchaser representative (as such term is defined in Rule 501 under the Securities Act) designated by the Company, in which event the Company will pay the fees of such purchaser representative, or another purchaser representative (reasonably acceptable to the Company), in which event such holder will be responsible for the fees of the purchaser representative so appointed.

     (d) All holders of Equityholder Units will bear their pro rata share (based upon the amount of consideration received or proposed to be received with respect to Common Equityholder Units in the applicable actual or proposed Approved Company Sale) of the costs of any actual or proposed Approved Company Sale to the extent such costs are incurred for the benefit of all such holders of Equityholder Units and are not otherwise paid by the Company or the acquiring party. Costs incurred by the holders of Equityholder Units on their own behalf will not be considered costs of the Approved Company Sale; provided, that in any
                                                           --------
event the Company shall pay the reasonable attorney's fees and expenses of one counsel chosen by a Majority in Voting Interest in connection with the Approved Company Sale.

     (e)  Termination of Restrictions and Requirements. The restrictions and
          --------------------------------------------
requirements set forth in this Section 6 will continue with respect to the Equityholders and their Equityholder Units until the consummation of a Qualified Public Offering.

     7.   Financial Statements and Information.
          ------------------------------------

     (a) Prior to the consummation of an initial Public Offering, the Company shall deliver to each AMFM Investor who holds more than 5% of the then outstanding number of Common Units:

          (i) within 60 days after the end of each monthly accounting period in each fiscal year of the Company (other than any monthly accounting period ending on the last day of a fiscal quarter of the Company) (or such earlier date as such financial statements are delivered to the providers of any of the Company's debt financing), unaudited consolidated statements of income and cash flows of the Company and its Subsidiaries for such monthly period (and, if otherwise available, unaudited consolidated statements of income of the Company and its Subsidiaries for the period from the beginning of the fiscal year to the end of such month) and unaudited consolidated balance sheets of the Company and its Subsidiaries as of the end of such monthly period (and, if otherwise available, such financial statements shall set forth in each case comparisons to the Company's and its Subsidiaries' corresponding period in the preceding fiscal year). Such financial statements shall be prepared, in all material respects, in accordance with generally accepted accounting principles, consistently applied, subject to the absence of footnote disclosures and to normal year-end adjustments;

          (ii) within 60 days after the end of each quarterly accounting period in each fiscal year of the Company (other than any quarterly accounting period ending on the last day of a fiscal year of the Company) (or such earlier date as such financial statements are delivered to the providers of any of the Company's debt financing), unaudited consolidated statements of income and cash flows of the Company and its Subsidiaries for such quarterly period (and, if otherwise available, unaudited consolidated statements of income of the Company and its Subsidiaries for the period from the beginning of the fiscal year to the end of such quarter) and unaudited consolidated balance sheets of the Company and its Subsidiaries as of the end of such quarterly period (and, if otherwise available, such financial statements shall set forth in each case comparisons to the Company's and its Subsidiaries' corresponding period in the preceding fiscal year). Such financial statements shall be prepared, in all material respects, in accordance with generally accepted accounting principles, consistently applied, subject to the absence of footnote disclosures and to normal year-end adjustments; and

          (iii) within 120 days after the end of each fiscal year of the Company (or such earlier date as such financial statements are delivered to the providers of any of the Company's, debt financing), audited consolidated statements of income and cash flows of the Company and its Subsidiaries for such fiscal year, and audited consolidated balance sheets of the Company and its Subsidiaries as of the end of such fiscal year (and, if otherwise available, such financial statements shall set forth in each case comparisons to the Company's and its Subsidiaries' corresponding period in the preceding fiscal year). Such financial statement shall be prepared, in all material respects, in accordance with generally accepted accounting principles, consistently applied.

     (b) Prior to the consummation of an initial Public Offering, as may be reasonably requested from time to time, the Company shall cooperate with and provide financial information to each AMFM Investor who holds more than 5% of the then outstanding number of Common Units for purposes of such AMFM Investor's reporting obligations under the Securities Exchange Act of

1934, as amended, or as may otherwise be required by such AMFM Investor for disclosure to the securities analysts who follow such AMFM Investor's publicly traded securities.

     8.   Legend. From and after the date hereof, each certificate or instrument
          ------
evidencing Equityholder Units and each certificate or instrument issued in exchange for or upon the Transfer of any Equityholder Units (if such securities remain Equityholder Units (as defined herein) after such Transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A SECOND AMENDED AND RESTATED SECURITYHOLDERS AGREEMENT DATED AS OF MARCH 15, 2002, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, BY AND AMONG THE ISSUER AND CERTAIN OF THE ISSUER'S EQUITYHOLDERS. A COPY OF SUCH SECURITYHOLDERS AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST."

The legend set forth above shall be removed from the certificates evidencing any securities which cease to be Equityholder Units.

     9.   Transfers in Violation of Agreement. Any Transfer or attempted
          -----------------------------------
Transfer of any Equityholder Units in violation of any provision of this Agreement or the LLC Agreement shall be null and void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Equityholder Units as the owner of such securities for any purpose.

     10.  Preemptive Rights.
          -----------------

     (a) If at any time after the date hereof and prior to the consummation of a Qualified Public Offering the Company wishes to issue any Preferred Units, Common Units or any options, warrants or other rights to acquire Preferred Units, Common Units or any notes or other securities convertible or exchangeable into Preferred Units, Common Units (all such Preferred Units, Common Units and other rights and securities, collectively, the "Equity Equivalents") to any
                                                ------------------
Person or Persons, the Company shall promptly deliver a notice of intention to sell or otherwise issue (the "Company's Notice of Intention to Sell") to each
                              -------------------------------------
Equityholder setting forth a description and the number of the Equity Equivalents and any other securities proposed to be issued and the proposed purchase price and terms of sale. Upon receipt of the Company's Notice of Intention to Sell, each Equityholder shall have the right to elect to purchase, at the price and on the terms stated in the Company's Notice of Intention to Sell, a number of the Equity Equivalents equal to the product of (i) such Equityholder's proportionate ownership of the then outstanding number of Common Units (calculated on a fully-diluted basis assuming all holders of then outstanding warrants, options and convertible securities of the Company which are convertible or exercisable on such date and which have preemptive rights with respect to the applicable issuance of Equity Equivalents have converted such convertible securities or exercised such warrants or options) held by all Persons multiplied by (ii) the number of Equity Equivalents proposed to be issued (as described in the applicable Company's Notice of Intention to Sell). Notwithstanding anything contained herein to the contrary, if the Company is issuing Equity Equivalents together as a unit with the issuance of any debt or other equity securities of the Company or any of its Subsidiaries, then any Equityholder who elects to purchase such Equity Equivalents pursuant to this Section 10 must also purchase a corresponding proportion of such other debt or equity securities, all at the proposed purchase price and on terms of sale as specified in the applicable Company's Notice of Intention to Sell. Such election shall be made by the electing Equityholder by written notice to the Company within ten (10) Business Days after receipt by such Equityholder of the Company's Notice of Intention to Sell (the "Acceptance Period"). With respect to any Company's Notice of
           -----------------
Intention to Sell delivered to any Equityholder which is BACI, New York Life, Northwestern, AMFM or ABRY, or an Affiliate of these entities, such Equityholder may assign in whole or in part its preemptive rights pursuant to this Section 10 with respect to the sale or issuance of the Equity Equivalents which are the subject of such Company's Notice of Intention to Sell to any Affiliate of such Equityholder (a "Section 10 Assignee"); provided, that as a condition to the
                 -------------------    --------
sale or issuance of the applicable Equity Equivalents to such Section 10 Assignee, such Section 10 Assignee must execute and deliver to the Company a joinder to this Agreement substantially in the form of Exhibit A hereto pursuant
                                                       ---------
to which such Section 10 Assignee shall be deemed to be (A) a "Preferred Investor," an "AMFM Investor," or an "ABRY Investor," (B) as applicable for the assignee of any rights from BACI, New York Life, Northwestern and AMFM, an "Other Investor," and (C) an "Equityholder" for purposes of this Agreement.

     (b) Notwithstanding the foregoing, if the Company intends to issue Equity Equivalents solely to ABRY, MEM Holdings or any of their respective Affiliates or would be prohibited under the provisions of any Credit Document (as defined in the Preferred Unit Purchase Agreement) from issuing such Equity Equivalents to any other Person, the Company may issue such Equity Equivalents without following the procedures set forth in Section 10(a) above; provided, that (i)
                                                           --------
the Company will provide written notice to the Equityholders not later than five
(5) days after such issuance of Equity Equivalents to ABRY, MEM Holdings or any of their respective Affiliates; and (ii) notwithstanding such issuance of Equity Equivalents to ABRY, MEM Holdings or any of their respective Affiliates, the Company will either issue or provide in the terms of the Equity Equivalents issued to ABRY, MEM Holdings or any of their respective Affiliates, as the case may be, that ABRY, MEM Holdings or any of their respective Affiliates must (A) transfer (so long as the transferee agrees as provided in Section 13(b)), on identical terms to each Equityholder (to the extent their rights are exercised under this Section 10 within 10 Business Days of such 5-day notice), an amount of such Equity Equivalents issued by the Company so that after giving effect to such issuance or transfer to such Equityholders and any redemption or any repayment of any such Equity Equivalents issued to ABRY, MEM Holdings or any of their respective Affiliates, each such Equityholder will have had the opportunity to purchase its pro rata share of such Equity Equivalents as required by clause (a) above or (B) to the extent any transfers necessary to comply with the foregoing proviso would be prohibited by the provisions of any Credit Document (as defined in the Preferred Unit Purchase Agreement), sell a participation or similar right in such Equity Equivalents to each Equityholder (to the extent their rights are exercised under this Section 10 within 10 Business Days of such 5-day notice), so as to provide to such Equityholder, as nearly as possible, the economic benefits that would arise out of such Equityholder's ownership of such Equity Equivalents which it would have otherwise purchased pursuant to the preceding clause (ii); provided, further,
                                                           --------  -------
that, if such Equity Equivalents held by ABRY, MEM Holdings or any of their respective Affiliates pursuant to this clause (ii)(B) convert into or are exchanged for other securities, the transfer of which is not restricted, ABRY, MEM Holdings and/or any of their respective Affiliates, as applicable shall transfer (notwithstanding the provisions of Section 5) the applicable portion of such other securities to each Equityholder having a participation right therein.

     (c) To the extent an effective election to purchase has not been received from an Equityholder pursuant to subsection (a) above in respect of the Equity Equivalents proposed to be issued pursuant to the applicable Company's Notice of Intention to Sell, the Company may, at its election, during a period of one hundred and eighty (180) days following the expiration of the applicable Acceptance Period, issue and sell the remaining Equity Equivalents to be issued and sold to any Person at a price and upon terms not more favorable to such Person than those stated in the applicable Company's Notice of Intention to Sell; provided, however, that failure by an Equityholder to exercise its option
      --------  -------
to purchase with respect to one issuance and sale of Equity Equivalents shall not affect its option to purchase Equity Equivalents in any subsequent offering, sale and purchase. In the event the Company has not sold any Equity Equivalents covered by a Company's Notice of Intention to Sell within such one hundred and eighty (180) day period, the Company shall not thereafter issue or sell such Equity Equivalents, without first offering such Equity Equivalents to each Equityholder in the manner provided in this Section 10.

     (d) If an Equityholder gives the Company notice, pursuant to the provisions of this Section l0, that such Equityholder desires to purchase any Equity Equivalents, payment therefor shall be by check or wire transfer of immediately available funds, against delivery of the securities (which securities shall be issued free and clear of any liens or encumbrances) at the executive offices of the Company no later than the last closing date fixed by the Company for the sale of the applicable Equity Equivalents, which last closing date shall be no earlier than 20 Business Days after the date the Company delivers the applicable Company's Notice of Intention to Sell or notice pursuant to Section 10(b), as applicable. In the event that any proposed sale is for a consideration other than cash, such Equityholder may pay cash in lieu of all (but not part) of such other consideration, in the amount determined reasonably and in good faith by the Board to represent the fair value of such consideration other than cash.

     (e)  The preemptive rights contained in this Section 10 shall not apply to
(i) the issuance of shares or units of Common Units or Equity Equivalents convertible solely into or exercisable solely for Common Units (collectively, "Common Equity Equivalents") as a stock or unit dividend or other distribution or upon any subdivision, split or combination of the outstanding Common Units;
(ii) the issuance of Common Equity Equivalents upon conversion, exchange or redemption of any outstanding convertible or exchangeable securities; (iii) the issuance of Common Equity Equivalents upon exercise of any outstanding options or warrants; (iv) the issuance of Common Equity Equivalents to any employee or director of the Company or any of its Subsidiaries (unless such employee or director is also an officer or employee of ABRY or any of ABRY's Affiliates (other than David Unger, Joseph Koff, the Company or any of the Company's Subsidiaries)); (v) the issuance of Common Equity Equivalents to any Independent Third Party or group of Independent Third Parties as consideration (whether partial or otherwise) for the purchase by the Company or any of its Subsidiaries from such Independent Third Party or group of Independent Third Parties, as the case may be, of assets constituting a business unit or of the stock or other equity securities of any Person or Persons; (vi) the issuance of Class B-4 Units pursuant to Section 5.6 of the LLC Agreement; (vii) the issuance of Common Equity Equivalents pursuant to the Preferred Unit Purchase Agreement; or (viii) the issuance of Common Equity Equivalents pursuant to a Qualified Public Offering.

         (f) The provisions of this Section 10 shall terminate upon the consummation of a Qualified Public Offering.

         11.   Further Assurances. In the event that the Board approves a
               ------------------
recapitalization of, or a transaction requiring the recapitalization of, the Company or its Subsidiaries, including, without limitation, an initial Public Offering, including pursuant to the Registration Agreement, then the Company and all holders of Equityholder Units shall take all necessary or desirable actions in connection with the consummation of such recapitalization or transaction as the Board or a Majority in Voting Interest so request subject to the following limitation: immediately after any such recapitalization or transaction, each Equityholder shall hold securities of the applicable surviving entity with rights, preferences and privileges substantially equivalent to the Equityholder Units held by such Equityholder immediately prior to such recapitalization or transaction. Without limiting the generality of the foregoing, if requested as provided in the immediately preceding sentence, then (i) the Company and each Equityholder shall take such actions as may be necessary or desirable for the Company to convert to a corporate form, including without limitation the approval of a merger of the Company with and into a corporation, with the result that each Equityholder shall hold capital stock of such surviving corporation (the "Successor Corporation") with rights, preferences and privileges
      ---------------------
substantially equivalent to the Equityholder Units held by such Equityholder, and (ii) the Company and each Equityholder shall take such actions as may be necessary or desirable to cause the Successor Corporation to assume all of the obligations of the Company under this Agreement.

         12.   Participation Rights Granted to the AMFM Investors. If at any
               --------------------------------------------------
time any ABRY Investor(s) (collectively, a "Purchasing ABRY Investor") exercises
                                            ------------------------
its right of first refusal pursuant to Section 3 of the Members Agreement with respect to the transfer by any MHC Member (as such term is defined in the Members Agreement) of any Securities (as such term is defined in the Members Agreement) by delivering an Acceptance Notice (as such term is defined in the Members Agreement) to such MHC Member, then, no later than five (5) Business Days after delivering such Acceptance Notice to such MHC Member, such Purchasing ABRY Investor shall give notice (a "Participation Notice") to the AMFM Investors
                                    --------------------
specifying (x) the Securities to be purchased by such Purchasing ABRY Investor from such MHC Member and (y) the price and the other terms and conditions upon which such Purchasing ABRY Investor shall purchase such Securities. Each AMFM Investor will have five (5) Business Days after its receipt of a Participation Notice during which to notify the applicable Purchasing ABRY Investor in writing of its election to participate with such Purchasing ABRY Investor's purchase of the applicable Securities (an "Election to Participate Notice"). If any AMFM
                               ------------------------------
Investor elects to participate with a Purchasing ABRY Investor in the purchase of Securities from an MHC Member pursuant to the terms of this Section 12, then such Purchasing ABRY Investor shall assign to such AMFM Investor the right to purchase from such MHC Member a number of Securities equal to the product of (x) the quotient determined by dividing the number of Equityholder Units on a fully diluted basis owned by such AMFM Investor by the aggregate number of Equityholder Units on a fully-diluted basis owned by all AMFM Investors participating in such purchase of Securities from such MHC Member and all of the ABRY Investors and (y) the number of Securities which the applicable Purchasing ABRY Investor originally elected to purchase from such MHC Member pursuant to the applicable Acceptance Notice. Upon delivery of an Election to Participate Notice, the AMFM Investor which delivered such Election to Participate Notice shall be firmly bound to consummate the purchase of the applicable Securities in accordance with the terms of this Section 12 and Section 3 of the Members Agreement and such purchase shall occur at the applicable Offered Securities Closing (as such term is defined in the Members Agreement).

         13.   Permitted Sponsor Subordinated Debt. MEM Holdings agrees that (a)
               -----------------------------------
immediately upon the occurrence of any of the events described in Section 12.01(f) or 12.01(g) of the Preferred Unit Purchase Agreement, without regard to the grace period set forth in Section 12.01(f)(ii) of the Preferred Unit Purchase Agreement, notwithstanding anything in any instrument evidencing any Permitted Sponsor Subordinated Debt to the contrary, it shall convert or cause to be converted into Common Units all Permitted Sponsor Subordinated Debt held by it and (b) it will not transfer the Permitted Sponsor Subordinated Debt to any Person unless such transferee expressly agrees to hold such Permitted Sponsor Subordinated Debt subject to the provisions this Section 13. Muzak LLC shall be a third party beneficiary of this Section 13.

         14.   Amendment and Waiver. No modification or amendment of any
               --------------------
provision of this Agreement shall be effective against the Equityholders or the Company unless such modification or amendment is made in accordance with the provisions of the Credit and Guaranty Agreement dated as of March 18, 1999 among Muzak LLC, as borrower, the Company and certain subsidiaries of Muzak LLC, as guarantors, various lenders, Goldman Sachs Credit Partners L.P., as syndication agent, Canadian Imperial Bank of Commerce, as administrative agent, and Goldman Sachs Credit Partners L.P., and CIBC Oppenheimer Corp. as co-lead arrangers, as amended, restated, supplemented or otherwise modified from time to time, and is approved in writing by (i) the Company, (ii) the holder(s) of a majority of the number of then outstanding ABRY Units, (iii) the holder(s) of a majority of the number of the then outstanding AMFM Units and (iv) the Required Holders (as defined in the Preferred Unit Purchase Agreement). No waiver of any provision of this Agreement shall be effective against any Equityholder unless such waiver is approved in writing by such Equityholder. No waiver of any provision of this Agreement shall be effective against the Company unless such waiver is approved in writing by the Company. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms. Each Equityholder shall remain a party to this Agreement only so long as such person is the holder of record of Equityholder Units.

         15.   Severability. Whenever possible, each provision of this Agreement
               ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity; illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

         16.   Entire Agreement. Except as otherwise expressly set forth herein,
               ----------------
this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way. Without limitation of the foregoing, (a) this Agreement amends and restates the Original Agreement in its entirety, (b) the New Equityholders Agreement is hereby terminated, and (c) New York Life and Northwestern shall have no further rights or obligations under the Members Agreement.

         17.   Termination. This Agreement will automatically terminate and be
               -----------
of no further force or effect immediately after the consummation of an Approved Company Sale.

         18.   Successors and Assigns. Except as otherwise provided herein, this
               ----------------------
Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and the Equityholders and any subsequent holders of Equityholder Units and the respective successors, heirs and assigns of each of them, so long as they hold Equityholder Units.

         19.   Counterparts. This Agreement may be executed in separate
               ------------
counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

         20.   Remedies. The parties hereto shall be entitled to enforce their
               --------
rights under this Agreement specifically to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that the Company and any Equityholder may in his, hers, or its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

         20.   Notices. All notices, demands or other communications to be given
               -------
or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered if delivered personally, sent via a nationally recognized overnight courier, or sent via facsimile to the recipient, or if sent by certified or registered mail, return receipt requested, will be deemed to have been given two Business Days thereafter. Such notices, demands and other communications will be sent to the address indicated below:

         To the Company:
         ---------------

                Muzak Holdings LLC
                3318 Lakemont Boulevard
                Fort Mill, SC 29715
                Attention: Chief Executive Officer

         With a copy, which shall not constitute notice, to:
         ---------------------------------------------------

                ABRY Partners, Inc.
                18 Newbury Street
                Boston, MA 02116
                Attention: Royce Yudkoff

                             Peni Garber
                  Telecopy No.: (617) 859-8797

                  and:

                  Kirkland & Ellis
                  153 East 53rd Street
                  New York, NY 10022
                  Attention: John L. Kuehn, Esq.
                             Lisa Anastos, Esq.
                  Telecopy No.: (212) 446-4900

         To MEM Holdings:
         ---------------

                  MEM Holdings, LLC
                  ABRY Partners, Inc.
                  18 Newbury Street
                  Boston, MA 02116
                  Attention: Royce Yudkoff
                             Peni Garber
                  Telecopy No.:  (617) 859-8797

         With a copy, which shall not constitute notice, to:
         ---------------------------------------------------

                  Kirkland & Ellis
                  153 East 53rd Street
                  New York, NY 10022
                  Attention: John L. Kuehn, Esq.
                             Lisa Anastos, Esq.
                  Telecopy No.:  (212) 446-4900

         To AMFM:
         -------

                  AMFM Systems, Inc.
                  200 E. Basse Road
                  San Antonio, Texas 78209
                  Attention: Randall T. Mays
                  Telecopy No.: (210) 822-2929

         With a copy, which shall not constitute notice, to:
         ---------------------------------------------------

                  Clear Channel Communications, Inc.
                  200 E. Basse Road
                  San Antonio, Texas 78209
                  Attention: Legal Department
                  Telecopy No.: (210) 832-3428

         To BACI:
         -------

                  BancAmerica Capital Investors I, L.P.
                  Bank of America Corporate Center
                  100 North Tryon Street, 25/th/ Floor
                  Charlotte, NC 28255-0001
                  Attention:  J. Travis Hain
                  Telecopy No.: (704) 386-6432

         With a copy, which shall not constitute notice, to:
         --------------------------------------------------

                  Kennedy, Covington, Lobdell & Hickman, L.L.P.
                  Bank of America Corporate Center
                  100 North Tryon Street, 42/nd/ Floor
                  Charlotte, NC 28202-4006
                  Attention: Henry W. Flint, Esq.
                  Telecopy No.: (704) 331-7598

         To New York Life:
         ----------------

                  New York Life Capital Partners, L.P.
                  51 Madison Avenue, Suite 3009
                  New York, NY 10010
                  Attention: Amanda Parness
                  Telecopy No.: (212) 576-5591

         With a copy, which shall not constitute notice, to:
         --------------------------------------------------

                  Office of the General Counsel
                  New York Life Insurance Company
                  51 Madison Avenue-Room 1107
                  New York, New York 10010
                  Telecopy No.: (212) 576-8340

         To Northwestern:
         ---------------

                  The Northwestern Mutual Life Insurance Company
                  720 East Wisconsin Avenue
                  Milwaukee, WI 53202
                  Attention: Tim Wegener / Securities Department
                  Telecopy No.: (414) 665-7124

or such other address, telecopy number or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party.

         21.   Governing Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the state of Delaware, without giving effect to any rules, principles or provisions of choice of law or conflict of laws.

         22.   Descriptive Headings.  The descriptive headings of this Agreement
               --------------------
are inserted for convenience only and do not constitute a part of this Agreement.

         23.   Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT HEREBY WAIVES,
               -------------------
TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT OR ANY ANCILLARY AGREEMENT OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF.

                                    * * * * *

         IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Securityholders Agreement as of the date first above written.

                                MUZAK HOLDINGS LLC


                                By: /s/ Michael F. Zendan II
                                    --------------------------------------------
                                      Name:  Michael F. Zendan II
                                             -----------------------------------
                                      Title: Assistant Secretary
                                             -----------------------------------


                                MEM HOLDINGS, LLC


                                By: /s/ Royce Yudkoff
                                    --------------------------------------------
                                      Name:  Royce Yudkoff
                                             -----------------------------------
                                      Title: President
                                             -----------------------------------


                                AMFM SYSTEMS, INC.


                                By: /s/ Randall T. Mays
                                    --------------------------------------------
                                      Name:  Randall T. Mays
                                             -----------------------------------
                                      Title: Exec VP / CFO
                                             -----------------------------------


                                BANCAMERICA CAPITAL INVESTORS I, L.P.

                                By: BancAmerica Capital Management I, L.P., Its
                                    general partner

                                By: BACM I GP, LLC, Its general partner


                                    By: /s/ Scott R. Poole
                                        ----------------------------------------
                                    Name:  Scott R. Poole
                                           -------------------------------------
                                    Title: Vice President
                                           -------------------------------------

             [CONTINUATION TO SIGNATURE PAGE TO THIS SECOND AMENDED
                     AND RESTATED SECURITYHOLDERS AGREEMENT]

                                      NEW YORK LIFE CAPITAL PARTNERS, L.P.

                                      By: NYLCAP Manager, LLC, Its Investment
                                      Manager

                                      By: /s/ James M. Barker V
                                          --------------------------------------
                                            Name:  James M. Barker V
                                                   -----------------------------
                                            Title: Vice President
                                                   -----------------------------



                                      THE NORTHWESTERN MUTUAL LIFE INSURANCE
                                      COMPANY


                                      By: /s/ Jeffery J. Lueken
                                          --------------------------------------
                                            Name:  Jeffery J. Lueken
                                                   -----------------------------
                                            Title: Authorize Representative
                                                   -----------------------------

                                                                       EXHIBIT A
                                                                       ---------

                      FORM OF JOINDER TO SECOND AMENDED AND
                       RESTATED SECURITYHOLDERS AGREEMENT
                       ----------------------------------

         THIS JOINDER to the Second Amended and Restated Securityholders Agreement dated as of March 15, 2002 by and among Muzak Holdings LLC, a Delaware limited liability company (the "Company"), and certain equityholders of the
                                -------
Company (the "Agreement"), is made and entered into as of ____________ by and
              ---------
between the Company and ____________________ ("Holder"). Capitalized terms used
                                               ------
herein but not otherwise defined shall have the meanings set forth in the Agreement.

         WHEREAS, Holder has acquired certain Equityholder Units and the Agreement and the Company require Holder, as a holder of such Equityholder Units, to become a party to the Agreement, and Holder agrees to do so in accordance with the terms hereof.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder hereby agree as follows:

         1.  Agreement to be Bound. Holder hereby agrees that upon execution of
             ---------------------
this Joinder, it shall become a party to the Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Agreement as though an original party thereto and shall be deemed [an ABRY Investor/an AMFM Investor/a Preferred Investor] and an Equityholder for all purposes thereof. In addition, Holder hereby agrees that all Common Units held by Holder shall be deemed [an ABRY/an AMFM Investor/a Preferred Investor] Units and Equityholder Units for all purposes of the Agreement.

         2.  Successors and Assigns. Except as otherwise provided herein, this
             ----------------------
Joinder shall bind and inure to the benefit of and be enforceable by the Company and its successors, heirs and assigns and Holder and any subsequent holders of Equityholder Units and the respective successors, heirs and assigns of each of them, so long as they hold any Equityholder Units.

         3.  Counterparts.  This  Joinder may be executed in separate
             ------------
counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

         4.  Notices.  For purposes of Section 20 of the Agreement, all notices,
             -------
demands or other communications to the Holder shall be directed to:

                               [Name]
                               [Address]
                               [Facsimile Number]

         5.  Governing Law.  This  Joinder shall be governed by and construed in
             -------------
accordance with the laws of the state of Delaware, without giving effect to any rules, principles or provisions of choice of law or conflict of laws.

         6.  Descriptive Headings.  The descriptive headings of this Joinder are
             --------------------
inserted for convenience only and do not constitute a part of this Joinder.

         IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of the date first above written.

                                         MUZAK HOLDINGS LLC


                                         By:____________________________________
                                         Title:_________________________________

                                         (HOLDER)

                                         By:____________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                       2